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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): JUNE 30, 2003


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                                   VIVUS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NUMBER: 0-23490


                 DELAWARE                                     94-3136179
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     (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)



           1172 CASTRO STREET
           MOUNTAIN VIEW, CA                                    94040
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (650) 934-5200
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

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

ITEM 5. OTHER EVENTS.

     On June 26, 2003, the Registrant issued a press release announcing that data on TA-1790, an oral phosphodiesterase type 5 inhibitor for treatment of erectile dysfunction, will be featured at the Second International Consultation on Erectile and Sexual Dysfunction in Paris, France on June 29, 2003. The press release is attached as exhibit 99.1 to the Current Report of Form 8-K.



EXHIBIT
NUMBER      DESCRIPTION

99.1 Press Release dated June 26, 2003 announcing that data on TA-1790, an oral phosphodiesterase type 5 inhibitor for treatment of erectile dysfunction, will be featured at the Second International Consultation on Erectile and Sexual Dysfunction in Paris, France on June 29, 2003.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 30, 2003                   VIVUS, Inc.


                                      /s/ Richard Walliser
                                      --------------------------------
                                      Richard Walliser
                                      Vice President and Chief Financial Officer


                                      /s/ Leland F. Wilson
                                      --------------------------------
                                      Leland F. Wilson
                                      President and Chief Executive Officer

                                   VIVUS, INC.

                                INDEX TO EXHIBITS
                   The following exhibits are filed herewith:




EXHIBIT       DESCRIPTION

 99.1 Press Release dated June 26, 2003 announcing that data on TA-1790, an oral phosphodiesterase type 5 inhibitor for treatment of erectile dysfunction, will be featured at the Second International Consultation on Erectile and Sexual Dysfunction in Paris, France on June 29, 2003.

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